Exhibit 10.62

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A

CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION: [****]

AMENDMENT NUMBER 32 TO

AMENDED AND RESTATED INTERACTIVE MARKETING AGREEMENT

This Amendment Number 32 to Amended and Restated Interactive Marketing Agreement (“Amendment 32”) is entered into by and between AOL INC. (“AOL”) and GOOGLE INC. (“Google”), effective as of December 1, 2011 (the “Amendment 32 Effective Date”) and amends the Amended and Restated Interactive Marketing Agreement, dated October 1, 2003, as amended by Amendments 1 through 31 (the “IMA”). AOL and Google may be referred to individually as a “Party” and collectively as the “Parties” and capitalized terms not defined in this Amendment have the meanings given to those terms in the IMA. The Parties agree as follows:

A. “[****] Queries” Definition. The Parties hereby agree that the following language will be added to the end of the definition of “[****] Queries” in Exhibit A of the IMA:

(h) “[****] Queries” means queries comprised of (i) either (1) the end user’s [****] or (2) a user [****] from a list of the [****] on AOL [****], such list being [****] based on [****] by [****] users on [****] and (ii) a keyword [****] by AOL to describe that end user’s [****] that (A) the end user [****] or a similar term (such [****]”) or (B) AOL [****] into the [****] based on one of the following criteria: (y) the end user is an AOL user who is [****] his or her [****] and has [****] that [****] in such [****] or (z) the end user has [****] on the [****] page at [****]. AOL may use [****] Queries [****] set forth in Exhibit E of the Thirtieth Amendment to the IMA, with an effective date of September 1, 2010, as amended.

B. [****] Query Screenshots. The Parties hereby agree that Exhibit E of Amendment 30, as amended, is deleted in its entirety and replaced with Exhibit 1 of this Amendment 32 attached hereto. Exhibit 1 of this Amendment 32 is a complete set of representative screenshots of each [****] Query implementation [****] as of the Amendment 32 Effective Date. For clarity, as of the Amendment 32 Effective Date, the reference to “Exhibit E of the Thirtieth Amendment” set forth in Section 6.1(ii) (Queries) of Amendment 30 will be a reference to Exhibit 1 of this Amendment 32.

C. Order of Precedence. This Amendment 32 is supplementary to and modifies the IMA. The terms of this Amendment 32 supersede provisions in the IMA only to the extent that the terms of this Amendment 32 and the IMA expressly conflict. However, nothing in this Amendment 32 shall be interpreted as invalidating the IMA, and provisions of the IMA shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Amendment 32. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the IMA under this Amendment 32 shall be interpreted to have full force and effect on any other relevant provisions of the IMA (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

D. Entire Agreement. This Amendment 32 constitutes the entire agreement with respect to the subject matter hereof. The Amendment 32 supersedes any other prior or collateral agreements, whether oral or written, with respect to the subject matter hereof.

E. Counterparts; Facsimile. This Amendment 32 may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Amendment 32 may be executed by facsimile.

[Remainder of this page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment 32 to the IMA.

AOL INC.		GOOGLE INC.

By:	/s/ Francis Lobo	By:	/s/ Nikesh Arora

Name:	Francis Lobo	Name:	Nikesh Arora

Title:	SVP: AOL Search	Title:	President, Global Sales and Business Development

Date:	12/21/2011	Date:	2011.12.21
16:30:03
-08’00’

Exhibit 1 of Amendment 32

A Complete Set of Representative Screenshots of

each [****]

[****] [19 pages]

3